Exhibit 99.1

FOR IMMEDIATE RELEASE

Jackson Financial Inc. and TPG Inc. Announce Launch of Long-Term Strategic Partnership

Partnership to accelerate Jackson’s growth strategy, create opportunities to meet the strong demand for consumer-value oriented products and drive long-term value for Jackson stakeholders

LANSING, Mich. — February 11, 2026 — Jackson Financial Inc.1 (NYSE: JXN) (Jackson®) announced today the closing of the previously announced long-term strategic partnership with TPG Inc. (NASDAQ: TPG). The partnership includes a $500 million common equity investment from TPG to help accelerate Jackson’s growth in its spread-based business and provide flexibility for future innovative insurance solutions. Jackson and TPG established a non-exclusive investment management arrangement with a 10-year initial term and automatic 1-year renewals through year 15 with TPG providing Investment Grade Asset Based Finance and Direct Lending investment capabilities to complement the asset management capabilities of PPM America, Inc., a Jackson subsidiary.

In exchange for the investment from TPG, Jackson today issued to TPG 4,715,554 shares of its common stock, representing an approximate 6.5% common equity stake in Jackson Financial Inc. at the time of the issuance. Additionally, TPG issued to a wholly owned, indirect subsidiary of Jackson 2,279,109 shares of TPG Class A common stock.

“We are thrilled to officially launch our partnership with TPG, an important step forward in further strengthening our competitiveness and advancing Jackson’s long-term growth strategy,” commented Laura Prieskorn, President and Chief Executive Officer of Jackson. “This collaboration reflects a strong cultural alignment and shared commitment to innovation, disciplined execution and delivering meaningful value to our clients. By bringing together TPG’s extensive structuring, asset class and sector expertise with our core strengths as a leading retirement services firm, we are confident this relationship will enhance our ability to drive sustained growth and shareholder value.”

“Our partnership with Jackson is a testament to the power of our franchise, our differentiated credit capabilities, and the investment expertise that we’ve built over decades,” said Jon Winkelried, Chief Executive Officer of TPG. “We’ve developed a strong relationship with the Jackson team, and it’s clear that our goals for this partnership are closely aligned. We are excited about this next leg of growth for our credit and insurance strategies, which further positions TPG to be the partner-of-choice for clients as they seek customized asset management solutions.”

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1 Jackson Financial Inc. is a U.S. holding company and the direct parent of Jackson Holdings LLC (JHLLC). The wholly-owned direct and indirect subsidiaries of JHLLC include Jackson National Life Insurance Company, Brooke Life Insurance Company, PPM America, Inc. and Jackson National Asset Management LLC.

ABOUT JACKSON

Jackson® (NYSE: JXN) is committed to helping clarify the complexity of retirement planning—for financial professionals and their clients. Through our range of annuity products, financial know-how, history of award-winning service* and streamlined experiences, we strive to reduce the confusion that complicates retirement planning. We take a balanced, long-term approach to responsibly serving all our stakeholders, including customers, shareholders, distribution partners, employees, regulators and community partners. We believe by providing clarity for all today, we can help drive better outcomes for tomorrow. For more information, visit www.jackson.com.

*SQM (Service Quality Measurement Group) Call Center Awards Program for 2004 and 2006-2024. (Criteria used for Call Center World Class FCR Certification is 80% or higher of customers getting their contact resolved on the first call to the call center (FCR) for 3 consecutive months or more.)

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

ABOUT TPG

TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $303 billion2 of assets under management and investment and operational teams around the world. TPG invests across a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions, and its unique strategy is driven by collaboration, innovation, and inclusion. TPG’s teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities.

2 As of December 31, 2025

SAFE HARBOR

The information in this press release contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this release not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “expect,” “believe,” “anticipate,” “plan,” “predict,” “remain,” “future,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the possibility that the expected benefits related to the transaction may not materialize as expected; and the occurrence of any event, change, or other circumstance that could give rise to the right of either the Company or TPG to terminate one or more of the transaction agreements. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Other factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2025, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

WEBSITE INFORMATION

Visit investors.jackson.com to view information regarding Jackson Financial Inc. We routinely use our investor relations website as a primary channel for disclosing key information to our investors. We may use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, filings with the SEC, public conference calls, presentations, and webcasts. We and certain of our senior executives may also use social media channels to communicate with our investors and the public about our Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, our website, our social media channels, or our executives’ social media channels is not incorporated by reference into and is not part of this release.

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Jackson Investor Relations Contact:

Andrew Campbell

andrew.campbell@jackson.com

TPG Investor Relations Contact:

Gary Stein and Evanny Huang

shareholders@tpg.com

Jackson Media Contact:

Layton Meng

mediarelations@jackson.com

TPG Media Contact:

Luke Barrett and Julia Sottosanti

media@tpg.com

PR3765 02/26